Exhibit 99.2

Investor Financial Summary

(dollars in millions)	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	CY2011	CY2012
Revenue by Segment	$ 272	$ 231	$ 218	$ 153	$ 354	$ 167	$ 110	$ 102	$ 873	$ 734
Photovoltaic (PV)	$ 186	$ 199	$ 111	$ 34	$ 31	$ 9	$ 2	$ 7	$ 530	$ 49
Polysilicon	$ 79	$ 24	$ 98	$ 87	$ 154	$ 122	$ 96	$ 89	$ 289	$ 461
Sapphire	$ 6	$ 9	$ 8	$ 31	$ 169	$ 36	$ 13	$ 6	$ 55	$ 224
Revenue by Geography	$ 272	$ 231	$ 218	$ 153	$ 354	$ 167	$ 110	$ 102	$ 873	$ 734
Asia	$ 267	$ 226	$ 187	$ 149	$ 348	$ 164	$ 106	$ 100	$ 829	$ 718
U.S.	$ 3	$ 4	$ 2	$ 2	$ 3	$ 2	$ 2	$ 2	$ 11	$ 10
Europe/ROW	$ 2	$ 1	$ 28	$ 1	$ 3	$ 1	$ 2	$ 1	$ 33	$ 6
Gross Profit	$ 117	$ 113	$ 95	$ 66	$ 152	$ 60	$ 35	$ (41)	$ 391	$ 206
Gross Margin %	43%	49%	44%	43%	43%	36%	32%	-40%	45%	28%
Non-GAAP Gross Margin %	43%	49%	44%	43%	43%	36%	32%	32%	45%	38%
Operating Expenses	$ 34	$ 35	$ 41	$ 34	$ 36	$ 36	$ 30	$ 135	$ 144	$ 237
Research and Development	$ 8	$ 11	$ 10	$ 13	$ 15	$ 14	$ 19	$ 23	$ 43	$ 71
Sales and Marketing	$ 6	$ 6	$ 7	$ 4	$ 3	$ 4	$ 3	$ 5	$ 23	$ 15
General and Administrative	$ 18	$ 16	$ 20	$ 14	$ 15	$ 15	$ 15	$ 14	$ 67	$ 60
Operating Income	$ 83	$ 79	$ 54	$ 32	$ 116	$ 25	$ 5	$ (176)	$ 247	$ (31)
Net Income	$ 52	$ 52	$ 37	$ 15	$ 79	$ 15	$ 2	$ (159)	$ 156	$ (63)
Earnings per Share (Diluted)	$ 0.41	$ 0.41	$ 0.29	$ 0.12	$ 0.65	$ 0.12	$ 0.02	$ (1.34)	$ 1.21	$ (0.53)
Non-GAAP EPS*	$ 0.43	$ 0.44	$ 0.35	$ 0.19	$ 0.71	$ 0.16	$ 0.01	$ (0.15)	$ 1.41	$ 0.73



CY 2011 Revenue Mix
Sapphire 6%
Polysilicon
Photovoltaic 61%



CY 2012 Revenue Mix
Photovoltaic 7%
Sapphire 30%
Polysilicon 63%



Q4 CY 2012 Backlog
(in millions)
$1.2 Billion Total
SAPPHIRE
$716
POLY
$529
PV
$3



Q4 CY 2012 Backlog: $1.2 Billion
(in millions)
Deferred Revenue
$122
Non Refundable Customer Deposits
$181
$6
Letters of Credit
Unshipped Orders
$940



Revenue and Non- GAAP Gross Margin
(revenue in millions)
Revenue
Non-GAAP Gross Margin %



R&D and SG&A Expenses Trend
(in millions)



Non-GAAP EPS
Diluted shares Outstanding
Non-GAAP EPS*

-Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GT ADVANCED TECHNOLOGIES

Investor Financial Summary(dollars in millions)Q1 CY11Q2 CY11Q3 CY11Q4 CY11Q1 CY12Q2 CY12Q3 CY12Q4 CY12Cash, Cash Equivalents, Restricted Cash & Short-Term Investments363$ 473$ 494$ 303$ 351$ 332$ 479$ 418$ 1,254 - Restricted Cash-$ -$ 10$ 96$ -$ -$ -$ -$ 35 Non-Restricted Cash, Cash Equivalents & Short-Term Investments363$ 473$ 484$ 207$ 351$ 332$ 479$ 418$ 1,219 Debt & Convertible Notes120$ 96$ 91$ -$ 75$ 145$ 298$ 297$ 245 Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt242$ 378$ 393$ 207$ 276$ 187$ 181$ 121$ Vendor Advances20$ 25$ 35$ 55$ 85$ 84$ 100$ 53$ 104 Customer Deposits144$ 264$ 301$ 308$ 334$ 274$ 252$ 183$ 645 Deferred Revenue446$ 396$ 461$ 431$ 196$ 149$ 93$ 122$ 1,452 Deferred COGS255$ 229$ 247$ 230$ 101$ 72$ 41$ 55$ 823 Capital Expenditures21$ 9$ 9$ 16$ 14$ 15$ 7$ 4$ 31 Accounts Receivable87$ 55$ 68$ 51$ 66$ 41$ 11$ 24$ 296 Inventory128$ 162$ 156$ 199$ 193$ 203$ 216$ 167$ 442 Accounts Payable63$ 40$ 52$ 70$ 34$ 51$ 44$ 45$ 213 MetricsROIC (TTM)87%80%67%63%55%42%28%-26%2 ROE (TTM)92%92%70%81%69%48%32%-26%3 ROA (TTM)25%28%24%19%22%18%12%-8%DIO (TTM)69 81 92 121 111 128 145 127 DSO (TTM)28 17 26 32 29 20 19 19 DPO (TTM)30 24 32 55 34 32 37 40 Cash Conversion Cycle (TTM)67 74 86 97 106 116 126 106 Inventory Turns4.9 2.9 3.1 1.8 4.2 2.1 1.4 3.4 Inventory DOH75 126 116 208 87 173 263 106 Notes-Certain amounts in the table above may not sum or recalculate due to roundingDefintion/FormulasTTM = Trailing 12 MonthsDSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)ROIC: Return on Invested Capital = (TTM Net Inco DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)ROE: Return on Equity = (TTM Net Income)/(TTM Cash Conversion Cycle: (DIO + DSO - DPO)ROA: Return on Assets = (TTM Net Income)/(TTM Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)DIO: Days Inventory Outstanding = (TTM avg. inv Inventory DOH: Inventory Days on Hand = (365/inventory turns) $363 $473 $494 $303 $351 $332 $479 $- $100 $200 $300 $400 $500 Q1 CY11 Q2 CY11 Q3 CY11 Q4 CY11 Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Cash, Cash Equivalents, Restricted Cash & Short-Term Investments (in millions) Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt Restricted Cash Debt & Convertible Notes 87% 80% 67% 63% 55% 42% 28% -26% -40% -20% 0% 20% 40% 60% 80% 100% Q1 CY11 Q2 CY11 Q3 CY11 Q4 CY11 Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Return on Invested Capital (TTM) 92% 92% 70% 81% 69% 48% 32% -26% -40% -20% 0% 20% 40% 60% 80% 100% 120% Q1 CY11 Q2 CY11 Q3 CY11 Q4 CY11 Q1 CY12 Q2 CY12 Q3 CY12 Q4 CY12 Return on Equity (TTM) $418

Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended								Twelve Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	December 31, 2011	December 31, 2012
Non-GAAP Net Income & Earnings per Share										
Net income	$51,894	$52,069	$36,915	$15,340	$79,073	$14,757	$2,344	($159,409)	$156,218	($63,235)
Non-GAAP adjustments:										
Amortization of acquired intangible assets	978	1,070	1,760	2,822	2,546	2,547	2,538	2,534	6,630	10,165
Share-based compensation	2,562	3,120	3,776	3,660	4,171	4,103	4,818	2,084	13,118	15,176
Third party acquisition related expenses	114	130	3,090	240	223	246	136	945	3,574	1,550
Write-down of inventory and vendor advances	-	-	-	-	-	-	-	71,754	-	71,754
Accelerated depreciation for early retirement of fixed asse	-	-	-	-	-	-	-	2,520	-	2,520
Impairment of goodwill	-	-	-	-	-	-	-	57,037	-	57,037
Restructuring charges and asset impairments	-	-	-	-	-	-	-	33,441	-	33,441
Contingent consideration (income) expense	1,262	680	2,787	464	527	155	(9,943)	296	5,193	(8,965)
Non-cash portion of interest expense	525	2,214	843	6,360	177	238	342	3,042	9,942	3,799
Income tax effect of non-GAAP adjustments (1)	(1,801)	(2,662)	(3,399)	(5,127)	(742)	(2,710)	457	(32,354)	(12,989)	(35,349)
Non-GAAP net income	$55,534	$56,621	$45,772	$23,759	$85,975	$19,336	$692	($18,110)	$181,686	$87,893
Non-GAAP earnings per diluted share ("Non-GAAP EPS")	$0.43	$0.44	$0.35	$0.19	$0.71	$0.16	$0.01	($0.15)	$1.41	$0.73
Diluted weighted average shares outstanding	127,881	128,561	129,075	124,946	120,738	119,379	119,874	119,109	128,680	120,067

(1) The Company utilized the with and without method to determine the income tax effect on non-GAAP adjustments.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP net income" as GAAP net income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, and the non-cash portion of interest expense. We consider non-GAAP net income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.

We define " non-GAAP earnings per share on a fully-diluted basis" as our non-GAAP net income divided by our weighted average shares outstanding on a fully-diluted basis.

GT ADVANCED TECHNOLOGIES

Non-GAAP Financial Measures

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three Months Ended								Twelve Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	December 31, 2011	December 31, 2012
Non-GAAP Gross Profit and Gross Margin										
Revenue	$ 271,627	$ 231,096	$ 217,691	$ 153,028	$ 353,890	$ 167,252	$ 110,061	$ 102,333	$873,442	$733,536
Cost of revenue	154,763	117,707	122,606	87,030	201,562	107,046	75,033	143,491	482,106	527,132
Gross Profit	116,864	113,389	95,085	65,998	152,328	60,206	35,028	(41,158)	391,336	206,404
Non-GAAP adjustments:										
Write-down of inventory and vendor advances	-	-	-	-	-	-	-	71,754	-	71,754
Accelerated depreciation for early retirement of fixed assets	-	-	-	-	-	-	-	2,520	-	2,520
Non-GAAP gross profit	$116,864	$113,389	$95,085	$65,998	$152,328	$60,206	$35,028	$33,116	$391,336	$280,678
Non-GAAP gross margin	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	32.4%	44.8%	38.3%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP gross profit" as GAAP gross profit excluding inventory and vendor advance write-downs and the accelerated depreciation for early retirement of fixed assets. We consider non-GAAP gross profit to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.

GT ADVANCED TECHNOLOGIES